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                                                                   Exhibit 10.48


                                                             Contract No. 3.8399










                                SERVICE AGREEMENT

                                     between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                       and

                       PIEDMONT NATURAL GAS COMPANY, INC.







                                      DATED

                                  APRIL 1, 2001

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              SERVICE AGREEMENT UNDER RATE SCHEDULE WSS-OPEN ACCESS

         THIS AGREEMENT entered into this 1st day of April, 2001, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and PIEDMONT NATURAL GAS COMPANY, INC., hereinafter referred to as "Buyer," second party,

                                   WITNESSETH:

         WHEREAS, Seller has made available to Buyer storage capacity from its Washington Storage Field under Part 284 of the Commission's Regulations; and Buyer desires to purchase and Seller desires to sell natural gas storage service under Seller's Rate Schedule WSS-Open Access as set forth herein;

NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTICLE I
                             SERVICE TO BE RENDERED

         Subject to the terms and provisions of this agreement and of Seller's Rate Schedule WSS-Open Access, Seller agrees to inject into storage for Buyer's account, store and withdraw from storage, quantities of natural gas as follows:

                  To withdraw from storage up to maximum quantity on any day of 75,206 dt, which quantity shall be Buyer's Storage Demand Quantity, as applicable from time to time, pursuant to the terms and conditions of Seller's Rate Schedule WSS-Open Access.

                  To receive and store up to a total quantity at any one time of 6,392,383 dt, which quantity shall be Buyer's Storage Capacity Quantity.

                                   ARTICLE II
                        POINT(S) OF RECEIPT AND DELIVERY

         The Point of Receipt for injection of natural gas delivered to Seller by Buyer and the Point


                                       1


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              Service Agreement Under Rate Schedule WSS-Open Access
                                   (Continued)

of Delivery for withdrawal of natural gas delivered by Seller to Buyer under this agreement shall be Seller's Washington Storage Field located at Seller's Station 54 in St. Landry Parish, Louisiana. Gas delivered or received in Seller's pipeline system shall be at the prevailing pressure not to exceed the maximum allowable operating pressure.

                                   ARTICLE III
                                TERM OF AGREEMENT

         This agreement shall be effective April 1, 2001 and shall remain in force and effect until March 31, 2002, and year to year thereafter, subject to termination by either party upon six months written notice to the other party.

                                   ARTICLE IV
                             RATE SCHEDULE AND PRICE

         Buyer shall pay Seller for natural gas service rendered hereunder in accordance with Seller's Rate Schedule WSS-Open Access, and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof. In the event Buyer and Seller mutually agree to a negotiated rate pursuant to the provisions of Section 53 of the General Terms and Conditions and specified term for service hereunder, provisions governing such negotiated rate (including surcharges) and term shall be set forth on Exhibit A to the service agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

1. The subject headings of the Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be a part of this agreement nor to be considered in any interpretation of the same.

2. This agreement supersedes and cancels as of the effective date hereof the following contracts between the parties hereto: Service Agreements under Rate Schedule WSS dated August 1, 1991 (Seller's system contract numbers 0.0912 and 0.0718).

3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or


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              Service Agreement Under Rate Schedule WSS-Open Access
                                   (Continued)

defaults, whether of a like or different character.

4. This agreement shall be interpreted, performed and enforced in accordance with the laws of the State of Texas.

5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.


                                            TRANSCONTINENTAL GAS PIPE LINE
                                              CORPORATION (Seller)


                                            By /s/ Frank J. Ferazzi
                                               ---------------------------------
                                               Frank J. Ferazzi - Vice President
                                               Customer Service and Rates


                                            PIEDMONT NATURAL GAS COMPANY, INC.
                                              (Buyer)


                                            By /s/ Thomas E. Skains
                                               ---------------------------------
                                               Thomas E. Skains
                                               Senior Vice President Marketing
                                               And Supply Services



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              Service Agreement Under Rate Schedule WSS-Open Access
                                   (Continued)

                                    EXHIBIT A
                                    ---------


Specification of Negotiated Rate and Term
-----------------------------------------

None




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